UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2020

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IMMUNOMEDICS, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-12104	61-1009366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 The American Road

Morris Plains, New Jersey 07950

(Address of Principal Executive Offices) (Zip Code)

(973) 605-8200

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	IMMU	Nasdaq Stock Market LLC

Item 8.01. Other Events.

On September 19, 2020, the Company issued a press release titled "Trodelvy(TM) Significantly Extends Survival in Phase 3 ASCENT Study of Metastatic Triple-Negative Breast Cancer". The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

On September 19, 2020, the Company issued a press release titled "Immunomedics Announces Positive Results from Pivotal Phase 2 TROPHY U-01 Study of Trodelvy(TM) in Metastatic Urothelial Cancer".  The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Exhibit

99.1	Press Release of Immunomedics, Inc., dated September 19, 2020

99.2	Press Release of Immunomedics, Inc., dated September 19, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

Date: September 19, 2020	By:	/s/ Usama Malik
Name: Usama Malik
Title: Chief Financial Officer